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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 11, 1996

           U.S. CAN CORPORATION                                UNITED STATES CAN COMPANY
(Exact name of registrant as specified in its         (Exact named of registrant as specified in its
                  charter)                                               charter)

                DELAWARE                                               DELAWARE
(State or other jurisdiction of incorporation)         (State or other jurisdiction or incorporation)

                 0-21314                                                33-43734
        (Commission File Number)                               (Commission File Number)

               06-1094196                                             06-1145011
  (I.R.S. Employer Identification No.)                   (I.R.S. Employer Identification No.)

           900 Commerce Drive                                     900 Commerce Drive
       Oak Brook, Illinois 60521                              Oak Brook, Illinois 60521
(Address of principal executive offices)               (Address of principal executive offices)

             (630) 571-2500                                         (630) 571-2500
(Registrant's telephone number, including            (Registrant's telephone number, including
              area code)                                                 area code)

             Not Applicable                                       Not Applicable
             --------------                                       --------------
(Former name or former address, if changed      (Former name or former address, if changed since
          since last report.)                                      last report.)

(Explanatory Note: United States Can Company is not required by Section 13 or 15(d) of the Exchange Act to file reports thereunder, but has agreed, pursuant to the Indenture under which its 13 1/2% Senior Subordinated Notes Due 2002 were issued, to file all reports required by Section 13 or 15(d) whether or not required by law.)






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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

        On September 11, 1996, U.S. Can Corporation (the "Company") completed the acquisition of certain aerosol can businesses owned by Crown Cork & Seal Company, Inc. ("Crown") in the United Kingdom and Italy as well as the aerosol can businesses owned by the Crown affiliate, CarnaudMetalbox S.A. in France, Spain and Germany (collectively, "USC Europe"). The purchase price included $52.8 million in cash and the assumption of net indebtedness totaling $5.8 million, subject to a post-closing adjustment for changes in working capital between April 30 and September 11, 1996. The purchase price was established through negotiations between the Company and Crown. This acquisition was financed with borrowings under the acquisition facility provided as part of the Company's bank credit facilities with Bank of America Illinois and the other lenders included in the bank group.

        Other than the transactions included in or contemplated by the Acquisition Agreement, there are no material relationships between Crown and the Company or the Company's affiliates, or any director or officer of the Company, or any associate of any such director or officer. The transactions included in or contemplated by the Acquisition Agreement include but are not limited to transitional services, operation of the Italian aerosol business, Crown's agreement not to compete, and general and environmental indemnification provisions. Crown has agreed to provide the Company with certain transitional services for six months following the closing including but not limited to supplying finished components and cans to certain of the Company's UK operations, supplying can ends to the Company's French and German operations, supplying tinplate to USC Europe and coating and decorating tinplate for the Company's French, German and Spanish operations. With respect to the Italian business, Crown has agreed for a period of three months following the closing to manage the production of aerosol cans and related sales and administrative activities at Crown's Voghera site for the Company and supply, deliver and invoice such cans to the customers of this business, remitting to the Company the difference between the approximate cost of such services and the net selling price. Crown has also agreed not to compete, directly or through its subsidiaries, with the Company to supply the customers of USC Europe supplied by Crown prior to the closing, for a period of one year following the closing, except to the extent such customers already purchase aerosol cans from Crown or its subsidiaries and except, with the approval of the Commission of the European Communities, where the prospective customer declines in good faith to purchase aerosol cans from the Company or its subsidiaries. Crown has also agreed to indemnify the Company against certain losses incurred by the Company arising out of breach of Crown's warranties and certain environmental matters, subject to varying deductibles, baskets, caps and claim periods.

         The Company intends to continue to use the assets of USC Europe in the manufacture of steel aerosol cans. The foregoing description of the acquisition is qualified in its entirety by reference to the Acquisition Agreement filed as Exhibit 2.1 hereto and incorporated herein by this reference.





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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial statements of businesses acquired.

         It is impracticable at this time to provide the financial statements required by the instructions to Item 7 of this Form. These required statements will be filed as soon as practicable. The Company is required to file these statements no later than November 25, 1996; however, the Company anticipates filing such statements no later than October 2, 1996.

         (b) Pro forma financial information.

        It is impracticable at this time to provide the pro forma financial information required by the instructions to Item 7 of this Form. This required information will be filed as soon as practicable. The Company is required to file this information no later than November 25, 1996; however, the Company anticipates filing such information no later than October 2, 1996. It is currently contemplated that the pro forma financial information that will be filed will give effect to the Company's acquisition of CPI Plastics, Inc., CP Ohio, Inc., and CP Illinois, Inc. (collectively "CPI Group"), as well as its acquisition of USC Europe, as if such acquisitions occurred at an earlier date. The acquisition of CPI Group was completed on August 2, 1996, and was the subject of a joint Current Report on Form 8-K filed by the Company and United States Can Company on August 9, 1996. Pro forma and historical financial information regarding the CPI Group is required to be filed no later than October 16, 1996, as indicated in the August 9, 1996, Form 8-K filing; however, the Company anticipates filing such information no later than October 2, 1996.

         (c) Exhibits.


Exhibit
Number        Description of Document
- ------        -----------------------
2.1           Acquisition Agreement between the Company and Crown, dated as of August 1, 1996, together with a list briefly identifying the contents of all omitted schedules

The registrant agrees to furnish supplementally a copy of any omitted schedule to the Acquisition Agreement to the Securities and Exchange Commission upon request.





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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         U.S. CAN CORPORATION



Date: September 26, 1996                 By  /s/ TIMOTHY W. STONICH
                                           ----------------------------------
                                                  Timothy W. Stonich
                                           Executive Vice President--Finance,
                                           Chief Financial Officer and Secretary





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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         UNITED STATES CAN COMPANY



Date: September 26, 1996                 By /s/ TIMOTHY W. STONICH
                                           ----------------------------------
                                                 Timothy W. Stonich
                                           Executive Vice President--Finance,
                                           Chief Financial Officer and Secretary





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                                 EXHIBIT INDEX


Exhibit
Number                 Description of Exhibit
- ------                 ----------------------
2.1                    Acquisition Agreement, between the Company and Crown,
                       dated as of August 1, 1996, together with a list briefly identifying the contents of all omitted schedules.